EXHIBIT A

                                    AGREEMENT

                          JOINT FILING OF SCHEDULE 13G

The undersigned hereby agrees to jointly prepare and file with regulatory authorities a Schedule 13G and any future amendments thereto reporting each of the undersigned's ownership of securities of Aradigm Corporation and hereby affirm that such Schedule 13G is being filed on behalf of each of the undersigned.

                                        PARAMOUNT CAPITAL ASSET MANAGEMENT, INC.

Dated: March 3, 2000
New York, NY                            By /s/ Lindsay A. Rosenwald, M.D.
                                           -------------------------------------
                                        Name: Lindsay A. Rosenwald, M.D.
                                        Title:Chairman


                                        ARIES DOMESTIC FUND, L.P.
                                        By Paramount Capital Asset Management,
                                        Inc.,
                                        General Partner

Dated: March 3, 2000
New York, NY                            By /s/ Lindsay A. Rosenwald, M.D.
                                           -------------------------------------
                                        Name: Lindsay A. Rosenwald, M.D.
                                        Title:Chairman


                                        ARIES DOMESTIC FUND, II L.P.
                                        By Paramount Capital Asset Management,
                                        Inc.,
                                        General Partner

Dated: March 3, 2000
New York, NY                            By /s/ Lindsay A. Rosenwald, M.D.
                                           -------------------------------------
                                        Name: Lindsay A. Rosenwald, M.D.
                                        Title:Chairman


                                        THE ARIES MASTER FUND
                                        By Paramount Capital Asset Management,
                                        Inc.
                                        Investment Manager

Dated: March 3, 2000
New York, NY                            By /s/ Lindsay A. Rosenwald, M.D.
                                           -------------------------------------
                                        Name: Lindsay A. Rosenwald, M.D.
                                        Title:Chairman


Dated: March 3, 2000
New York, NY                            By /s/ Lindsay A. Rosenwald, M.D.
                                           -------------------------------------
                                        Name: Lindsay A. Rosenwald, M.D.
                                        Title:Chairman


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